AMENDMENT ONE TO OPTION AGREEMENT

This is Amendment One to the Option Agreement between UHS Holdco, Inc. (the “Company”) and Thomas Leonard (“Grantee”) originally effective May 8, 2015 (the “Agreement”).

This Amendment One is effective March 14, 2016.

Capitalized terms used in this Amendment have the same meaning ascribed to them in the Agreement, unless otherwise indicated.

1.	Purpose. Grantee has agreed to reduce the number of shares Grantee has the Option to purchase under the Agreement from 15,000,000 shares to 14,000,000 shares.
2.

Grant of Options.  Section 1 of the Agreement is hereby amended to update the Option from 15,000,000 shares to 14,000,000 shares, provided, however, that the reduction of 1,000,000 shares will come from group of Options set to vest on the fifth anniversary of the Grant Date.

All other terms and conditions of the Agreement remain unchanged.  To the extent that there is any conflict between this Amendment and the Agreement, this Amendment will control

ACCEPTED AND AGREED TO:

UHS HOLDCO, INC. /s/ James Pekarek James Pekarek CFO March 14, 2016	GRANTEE /s/ Thomas Leonard Thomas Leonard CEO March 14, 2016